EXHIBIT 99.1
RBC Capital Markets MLP / Trust Conference November 17, 2005 Sunoco Logistics Partners L.P.

Forward-Looking Statements Statements made in this presentation that are not historical facts are forward-looking statements. We believe the assumptions underlying these statements are reasonable, but caution you that such forward- looking statements involve risks that may affect our prospects and performance, causing actual results to differ from those discussed here. Such risks and uncertainties include: our ability to consummate announced acquisitions and integrate them into existing operations; the ability of such acquisitions to be cash-flow accretive; increased competition; changes in demand for crude oil we buy and sell, as well as for crude oil and refined products we store and distribute; the loss of a major customer; changes in our tariff rates; changes in throughput of third-party pipelines connected to our pipelines and terminals; changes in levels of environmental remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays; and political and economic conditions, including the impact of potential terrorists acts and international hostilities. These and other applicable risks and uncertainties are described more fully in our Third Quarter Form 10-Q (filed with the Securities and Exchange Commission on November 3, 2005). We undertake no obligation to update publicly any forward-looking statements in this presentation, whether as a result of new information or future events.

Overview of Sunoco Logistics Partners Formed in February 2002 IPO by Sunoco, Inc. Sunoco is the G.P. and largest unitholder (47.9% ownership, including 2% G.P. interest) Diversified master limited partnership ("MLP") 1,740 miles of refined product pipelines 2,120 miles of crude trunk pipeline 35 refined product terminals, 12.5 million barrel crude oil terminal and 1.0 million barrel LPG storage terminal Ownership interest in 5 product and crude oil pipelines Current enterprise value of $1.3 billion Conservative balance sheet: 61% equity; 39% debt Rated BBB/Baa2 by S&P and Moody's Committed to growth

Distribution Summary LP / GP Split (%) 50 / 50 75 / 25 85 / 15 98 / 2 Current distribution of $2.70 (7.0% yield at $38.30 per unit) Distribution (per unit) 50.0% Distribution Growth

___________________________ MLP Composite includes APL, BPL, EEP, EPD, ETP, GTM, HEP, KMP, KPP, MMLP, MMP, MWE, NBP, PAA, PPX, TCLP, TPP, VLI and XTEX. Sunoco Logistics (SXL) Unit Price

BUSINESSES

SXL's Asset Portfolio SXL's Asset Portfolio

LTM EBITDA by Business Segment Western Crude System Terminal Facilities Eastern Pipeline System 18 42 41 14.7 32.8 34.1 $44.8 mm $21.4 mm $50.2 mm Eastern Pipeline System 39% Western Crude System 18% Terminal Facilities 43% Total LTM EBITDA of $116.4 million See slide 22 for EBITDA to operating income reconciliation. LTM is latest 12 months to September 30, 2005

Eastern Pipeline System LTM Revenue of $109 million 39% of LTM EBITDA Acquired additional 1/3rd interest in Harbor Pipeline in June 2004 Refined product pipelines (1,740 miles), located in the Northeast U.S. Transports refined products from Sunoco's Philadelphia area and Toledo refineries and other third parties 123 mile, 160,000 bpd crude oil pipeline being expanded by 30,000 bpd Equity interest in four product pipelines Explorer (9.4%) Wolverine (31.5%) West Shore (12.3%) Yellowstone (14.0%)

Terminal Facilities LTM Revenue of $112 million 43% of LTM EBITDA Acquired: Eagle Point, NJ docks and truck rack in March 2004; product terminals located in Baltimore, MD and Manassas, VA in April 2004; and Columbus, OH product terminal in November 2004 Nederland Texas Crude Oil Terminal One of the largest on shore crude facilities in US 12.5 million barrel capacity - being expanded by 1.1 million barrels 35 Refined Product Terminals located in 8 states 5.9 million barrel capacity 1.0 million barrel Inkster Michigan Terminal: LPG storage Refinery Terminals 5.5 million barrel capacity Service Sunoco, Inc. Philadelphia refineries

Western Crude Oil System LTM Revenues of $4.2 billion 18% of LTM EBITDA Lease Crude Acquisition Fill Western pipelines Minimal commodity price exposure 2,120 miles of crude oil trunk lines in Oklahoma and Texas Less than 525 miles of gathering lines 43.8% interest in West Texas Gulf, a 579-mile crude oil pipeline Operator effective January 1, 2005 Acquired Texas crude oil pipeline and storage facilities from ExxonMobil on August 1, 2005 for $100 million $17 million, 20-mile pipeline being built from Wortham, TX to Corsicana, TX

Texas Crude Oil Pipeline Acquisition XOMPL 16" Acquisition SXL Owned or Operated Assets 20-mile Pipeline Construction XOMPL 20" MVPL (Operated by SXL) XOMPL 12" Acquisition Kilgore

Strategic Value of Assets Sunoco relies on SXL to provide competitive transportation and terminalling services Two largest segments located in high demand areas: Northeast and Midwest Regions "import" refined products Nederland Terminal well positioned to benefit from crude imports - foreign and US offshore Gulf Coast Connections to U.S. strategic petroleum reserve

Growth

Growth Criteria Organic growth opportunities pursued for all current asset platforms Product Pipelines Terminals Nederland Terminal Crude Oil Pipeline Acquisition opportunities must have capacity for additional growth whether extensions of the current platforms or new strategic opportunities Growth since IPO, has occurred across all platforms Organic $ 52 MM Acquisitions $ 234 MM Total $ 286 MM

Future Focus Concentrate on maximizing organic growth opportunities across all current asset platforms $60 million of organic growth projects in backlog Currently assessing additional internal growth projects Selectively acquire new assets which will optimize current asset base or provide new strategic opportunities Maintain conservative balance sheet

FINANCIAL OVERVIEW

Historical Financial Results ($millions, except per unit amounts) EBITDA 2003 2004 LTM 2005 East 47.7 45.3 44.8 Terminals 41.4 47.9 50.2 West 17.5 16.1 21.4 106.6 109.3 116.4 Interest Expense (20.0) (20.3) (20.8) Maintenance Capex (30.9) (30.8) (32.9) Sun Reimbursement 5.3 7.0 4.8 One-Time Events - - 4.2 Free Cash Flow 61.0 65.2 71.7 GP Interest (1.2) (3.0) (4.6) Net to LPs 59.8 62.2 67.1 Period end dist'n ($/unit) $2.20 $2.50 $2.70 Coverage Ratio 1.3x 1.1x 1.1x Expect to maintain cash distribution payout ratio in the 1.1x range See Slide 22 for EBITDA to operating income reconciliation. LTM is latest 12 months to September 30, 2005.

Capitalization (at September 30, 2005) ($ millions) Debt 7.25% Notes (mat 2012) 250.0 fixed $250 MM Revolver (mat 2009) 83.0 floating Cash (7.3) Net Debt 325.7 Debt / Total Capital 39% Debt / LTM EBITDA 2.8x LTM EBITDA / Interest 5.6x Rating: BBB / Baa2 (S&P, Moody's) Stable, Investment Grade Target Capitalization: 60% Equity / 40% Debt

CONCLUSION

Conclusion 4 Year performance has exceeded goals set prior to the IPO Distribution CAGR +10.7% Unit Price +89% Maintained conservative balance sheet Growth has occurred both organically and by acquisition Future growth will complement current asset base or provide additional investment platforms

EBITDA Reconciliation ($ millions) Year ended December 31, LTM September 30, 2003 2004 2005 EBITDA (1) East 47.7 45.3 44.8 Terminals 41.4 47.9 50.2 West 17.5 16.1 21.4 106.6 109.3 116.4 Depreciation and amortization (27.2) (31.9) (32.8) Operating Income 79.5 77.4 83.7 Management of the Partnership believes EBITDA and distributable cash flow information enhances an investor's understanding of a business ability to generate cash for payment of distributions and other purposes. In addition, EBITDA is also used as a measure in the Partnership's $250 million revolving credit facility in determining its compliance with certain covenants. However, there may be contractual, legal, economic or other reasons which may prevent the Partnership from satisfying principal and interest obligations with respect to indebtedness and may require the Partnership to allocate funds for other purposes. EBITDA and distributable cash flow do not represent and should not be considered alternatives to net income, operating income or cash flows from operating activities as determined under United States generally accepted accounting principles and may not be comparable to other similarly titled measures of other businesses. (1) Earnings before interest, taxes, depreciation and amortization

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